Exhibit 99.1

LeMaitre Q2 2026 Financial Results

BURLINGTON, MA, August 4, 2026 – LeMaitre Vascular, Inc. (Nasdaq: LMAT), a provider of vascular devices, implants, and services, today reported Q2 2026 results, announced a quarterly dividend of $0.25/share, and provided guidance.

Q2 2026:

•	Sales $70.4mm, +10% (+10% organic) vs. Q2 2025

•	Gross margin 72.1% (+210 bps)

•	Op. income $20.4mm (+26%)

•	Op. margin 29%

•	EPS $0.74 (+23%)

•	Cash up $9.0mm sequentially to $376.2mm

Artegraft sales increased 34% in the quarter. Grafts (+23%), carotid shunts (+18%), and patches (+4%) each posted records, as did EMEA (+18%), APAC (+18%) and the Americas (+5%). Catheters were down 11% in the quarter due to recall-driven overstocking in Q2 2025. Q2 organic growth was 12% excluding catheters.

Gross margin of 72.1% was up 210 bps due to higher prices, mix shift, and operational efficiencies. Operating income of $20.4mm (+26%) also benefited from headcount restraint: 660 at 6/30/2026 vs. 658 at 6/30/2025.

Chairman/CEO George LeMaitre said, “Our focus on the Artegraft international launch paid off in Q2. The product is now approved in 56 countries, accounting for 21% of sales. So our largest product is now our fastest-growing product. To underpin the Artegraft launch and pave the way for RFA, we continue to build our sales force, go direct in new countries and we’re now undertaking six international warehouse expansions. $376m of cash provides strategic optionality.”

Business Outlook

	Q3 2026 Guidance	Q4 2026 Guidance	Full Year Guidance
Sales	$66.3mm - $68.3mm (Mid $67.3mm, +10%, +11% org.)	$71.1mm - $73.1mm (Mid $72.1mm, +12%, +12% org.)	$274.3mm - $278.3mm (Mid $276.3mm, +11%, +11% org.)
Gross Margin	72.2%	72.6%	72.4%
Op. Income	$17.3mm - $18.8mm (Mid $18.1mm, -11%, +7% adj.)	$19.8mm - $21.2mm (Mid $20.5mm, +9%)	$75.3mm - $78.2mm (Mid $76.8mm, +13%, +19% adj.)
Op. Margin (Mid)	27%	29%	28%
EPS	$0.66 - $0.71 (Mid $0.69, -9%, +11% adj.)	$0.75 - $0.81 (Mid $0.78, +15%)	$2.84 - $2.94 (Mid $2.89, +15%, +21% adj.)

*

Q3 2025 results included a non-recurring benefit from the Employee Retention Tax Credit. Non-GAAP adjusted figures exclude this benefit. A reconciliation of GAAP to non-GAAP projected results is included.

Quarterly Dividend

On July 28, 2026, the Company’s Board of Directors approved a quarterly dividend of $0.25/share of common stock. The dividend will be paid on September 3, 2026, to stockholders of record on August 20, 2026.

Share Repurchase Program

On February 19, 2026, the Company’s Board of Directors authorized the repurchase of up to $100.0mm of the Company’s common stock. The repurchase program may be suspended or discontinued at any time and will conclude on February 18, 2027, unless extended by the Board.

Conference Call Reminder

Management will conduct a conference call at 5:00pm ET today. The conference call will be broadcast live over the Internet. Individuals interested in listening to the webcast can log on to the Company’s website at www.lemaitre.com/investor. Access to the live call is available by registering online here. All registrants will receive dial-in information and a PIN allowing them to access the live call. The audio webcast can also be accessed live or via replay through a webcast at www.lemaitre.com/investor. For individuals unable to join the live conference call, a replay will be available on the Company’s website.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

About LeMaitre

LeMaitre is a provider of devices, implants, and services for the treatment of peripheral vascular disease, a condition that affects more than 200 million people worldwide. The Company develops, manufactures, and markets disposable and implantable vascular devices to address the needs of its core customer, the vascular surgeon.

LeMaitre is a registered trademark of LeMaitre Vascular, Inc. This press release may include other trademarks and trade names of the Company.

For more information about the Company, please visit www.lemaitre.com.

Use of Non-GAAP Financial Measures

LeMaitre management believes that in order to better understand the Company’s short- and long-term financial trends, investors may wish to consider certain non-GAAP financial measures as a supplement to financial performance measures prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and do not have standardized meanings. These non-GAAP measures result from facts and circumstances that may vary in frequency and/or impact on continuing operations. Non-GAAP measures should be considered in addition to, and not as a substitute for, GAAP financial performance measures. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported non-GAAP sales growth percentages after adjusting for the impact of foreign currency exchange, business development transactions, and/or other events. The Company refers to the calculation of non-GAAP sales growth percentages as “organic” or “adjusted.” The Company analyzes non-GAAP sales on a constant currency basis, net of acquisitions and other non-recurring events. Because changes in foreign currency exchange rates have a non-operating impact on net sales, and acquisitions, divestitures, product discontinuations, factory closures, and other strategic transactions are episodic in nature and are highly variable to the reported sales results, the Company believes that evaluating growth in sales on a constant currency basis net of such transactions provides an additional and meaningful assessment of sales to management. Additionally, the Company has provided percentages for operating income and EPS guidance adjusted to exclude the effects of the employee retention tax credit received in 2025. Management believes that viewing projected growth in operating income and EPS excluding those effects provides an alternative and meaningful view of the Company’s projected profitability.

Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures set forth in the tables captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

Forward-Looking Statements

The Company’s current financial results, as discussed in this release, are preliminary and unaudited, and subject to adjustment. This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this press release regarding the Company’s business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on management’s current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results expected, including, but not limited to, our ability to maintain historic levels of profit growth; our ability to increase the selling prices of our products; the status of our regulatory approvals, compliance with regulatory requirements, and the potential for adverse regulatory findings or enforcement actions arising from inspections, audits, or other regulatory reviews, affecting our ability to market and sell our products domestically and internationally; competition from other medical device companies and alternative medical technologies; our ability to source, acquire, and integrate acquisitions; our dependence on sole- or limited-source suppliers; our ability to engage sales call points other than vascular surgeons; disruptions to our information technology systems or breaches of our information security systems; our implementation of our new enterprise resource planning system; our ability to procure, process, and preserve human tissue and comply with relevant regulatory requirements; the impact of a disruption in our manufacturing facilities; our ability to navigate the risks inherent in operating internationally; our ability to transition to direct sales models in certain international territories; the occurrence of litigation relating to product liability, employment matters, intellectual property, contract disputes, and other matters; the occurrence of product defects or recalls; our ability to service and repurchase our debt; the dilutive effect of a conversion of our debt; our ability to navigate executive officer transitions and retain key personnel; our ability to protect our intellectual property; volatility in the price of our common stock; and other risks and uncertainties included under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, which are all available on the Company’s investor relations website at http://www.lemaitre.com and on the SEC’s website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

CONTACT:

Gregory Manker

Director of Business Development and Investor Relations

ir@LEMAITRE.COM

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

CONDENSED CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	June 30, 2026	December 31, 2025
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$26,625	$28,244
Short-term marketable securities	349,615	330,876
Accounts receivable, net	35,682	33,610
Inventory and other deferred costs	70,503	70,422
Prepaid expenses and other current assets	5,872	5,080

Total current assets	488,297	468,232
Property and equipment, net	29,591	26,997
Right-of-use leased assets	19,998	15,762
Goodwill	65,945	65,945
Other intangibles, net	30,544	33,089
Deferred tax assets	734	759
Other assets	5,440	4,906

Total assets	$640,549	$615,690

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,236	$3,646
Accrued expenses	22,880	29,411
Acquisition-related obligations	380	322
Lease liabilities - short-term	3,439	2,944

Total current liabilities	29,935	36,323
Convertible senior notes, net	169,091	168,645
Lease liabilities - long-term	17,724	14,003
Deferred tax liabilities	1,998	1,735
Other long-term liabilities	1,459	1,468

Total liabilities	220,207	222,174
Stockholders’ equity
Common stock	245	244
Additional paid-in capital	236,161	228,407
Retained earnings	206,017	184,715
Accumulated other comprehensive loss	(4,165)	(2,411)
Treasury stock	(17,916)	(17,439)

Total stockholders’ equity	420,342	393,516

Total liabilities and stockholders’ equity	$640,549	$615,690

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	For the three months ended		For the six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net sales	$70,382	$64,232	$136,933	$124,103
Cost of sales	19,618	19,258	37,773	37,709

Gross profit	50,764	44,974	99,160	86,394
Operating expenses:
Sales and marketing	14,408	14,895	28,923	29,107
General and administrative	11,110	10,396	23,156	20,883
Research and development	4,847	3,541	8,907	7,636

Total operating expenses	30,365	28,832	60,986	57,626

Income from operations	20,399	16,142	38,174	28,768
Other income (expense):
Investment income	3,386	2,980	6,710	5,883
Interest expense	(1,302)	(1,299)	(2,602)	(2,589)
Other income (loss), net	(294)	247	(421)	249

Income before income taxes	22,189	18,070	41,861	32,311
Provision for income taxes	5,139	4,291	9,132	7,521

Net income	$17,050	$13,779	$32,729	$24,790

Earnings per share of common stock
Basic	$0.75	$0.61	$1.43	$1.10

Diluted	$0.74	$0.60	$1.42	$1.08

Weighted - average shares outstanding:
Basic	22,858	22,614	22,830	22,592

Diluted	24,531	22,892	24,505	22,896

Cash dividends declared per common share	$0.25	$0.20	$0.50	$0.40

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(amounts in thousands)

(unaudited)

	For the six months ended
	June 30, 2026	June 30, 2025
Operating activities
Net income	$32,729	$24,790
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,285	5,200
Stock-based compensation	4,027	3,990
Amortization of issuance costs on convertible notes	446	433
Non-cash investment income	(805)	—
Provision for inventory write-downs	1,548	1,030
Provision for credit losses	333	337
Foreign currency transaction effect on income	145	(279)
Changes in operating assets and liabilities:
Accounts receivables	(2,877)	(5,299)
Inventory and other deferred costs	(1,935)	(3,454)
Prepaid expenses and other assets	(1,363)	1,676
Accounts payable and other liabilities	(6,475)	(1,250)
Accrued interest	—	2,156

Net cash provided by operating activities	31,058	29,330
Investing activities
Purchases of short-term marketable securities	(231,434)	(17,849)
Purchases of property and equipment	(5,096)	(2,725)
Payments related to acquisitions, net of cash acquired	(158)	(95)
Proceeds from short-term marketable securities	212,489	—

Net cash used in investing activities	(24,199)	(20,669)
Financing activities
Proceeds from stock option exercises	3,728	3,072
Deferred payments for acquisitions	(95)	(1,433)
Payment of withholding taxes in connection with net settlement of equity awards	(477)	(605)
Common stock cash dividend paid	(11,427)	(9,037)

Net cash used in financing activities	(8,271)	(8,003)
Effect of exchange rate changes on cash and cash equivalents	(207)	909

Net (decrease) increase in cash and cash equivalents	(1,619)	1,567
Cash and cash equivalents at beginning of period	28,244	25,610

Cash and cash equivalents at end of period	$26,625	$27,177

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

SELECTED NET SALES INFORMATION

(amounts in thousands)

(unaudited)

	For the three months ended				For the six months ended
	June 30, 2026		June 30, 2025		June 30, 2026		June 30, 2025
	$	%	$	%	$	%	$	%
Net Sales by Geography
Americas	$43,454	62%	$41,321	64%	$85,050	62%	$80,279	65%
Europe, Middle East and Africa	22,137	31%	18,840	29%	42,424	31%	35,799	29%
Asia Pacific	4,791	7%	4,071	7%	9,459	7%	8,025	6%

Total Net Sales	$70,382	100%	$64,232	100%	$136,933	100%	$124,103	100%

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(amounts in thousands)

(unaudited)

	For the three months ended		For the six months ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Reconciliation between GAAP and Non-GAAP Adjusted EBITDA
Net income as reported	$17,050	$13,779	$32,729	$24,790
Interest (income) expense, net	(2,084)	(1,681)	(4,108)	(3,294)
Amortization and depreciation expense	2,662	2,648	5,285	5,200
Provision for income taxes	5,139	4,291	9,132	7,521

Adjusted EBITDA	$22,767	$19,037	$43,038	$34,217

Adjusted EBITDA percentage increase	20%			26%

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(amounts in thousands)

(unaudited)

Reconciliation between GAAP and Non-GAAP sales growth:
For the three months ended June 30, 2026
Net sales as reported	$70,382
Impact of currency exchange rate fluctuations	(352)

Adjusted net sales		$70,030
For the three months ended June 30, 2025
Net sales as reported	$64,232
Net impact of divestitures excluding currency	(365)

Adjusted net sales		$63,867

Adjusted net sales increase for the three months ended June 30, 2026		$6,163	10%

Reconciliation between GAAP and Non-GAAP sales growth (excluding catheters):
For the three months ended June 30, 2026
Net sales as reported	$70,382
Catheter net sales as reported	(6,895)
Impact of currency exchange rate fluctuations	(352)

Adjusted net sales		$63,135
For the three months ended June 30, 2025
Net sales as reported	$64,232
Catheter net sales as reported	(7,754)

Adjusted net sales		$56,478

Adjusted net sales increase (excluding catheters) for the three months ended June 30, 2026		$6,657	12%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the three months ending September 30, 2026
Net sales per guidance (midpoint)	$67,300
Impact of currency exchange rate fluctuations	489

Adjusted projected net sales		$67,789
For the three months ended September 30, 2025
Net sales as reported	$61,046

Adjusted net sales		$61,046

Adjusted projected net sales increase for the three months ending September 30, 2026		$6,743	11%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the three months ending December 31, 2026
Net sales per guidance (midpoint)	$72,100
Impact of currency exchange rate fluctuations	162

Adjusted projected net sales		$72,262
For the three months ended December 31, 2025
Net sales as reported	$64,453

Adjusted net sales		$64,453

Adjusted projected net sales increase for the three months ending December 31, 2026		$7,809	12%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the year ending December 31, 2026
Net sales per guidance (midpoint)	$276,300
Impact of currency exchange rate fluctuations	(1,749)

Adjusted projected net sales		$274,551
For the year ended December 31, 2025
Net sales as reported	$249,602
Net impact of divestitures excluding currency	(1,839)

Adjusted net sales		$247,763

Adjusted projected net sales increase for the year ending December 31, 2026		$26,788	11%

LEMAITRE VASCULAR, INC. (NASDAQ: LMAT)

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(amounts in thousands)

(unaudited)

Reconciliation between GAAP and Non-GAAP projected operating income growth:
For the three months ending September 30, 2026
Operating income per guidance (midpoint)	$18,100

Projected operating income		$18,100
For the three months ended September 30, 2025
Operating income as reported	$20,312
Impact of employee retention credit	(3,380)

Adjusted operating income		$16,932

Adjusted projected operating income increase for the three months ending September 30, 2026		$1,168	7%

Reconciliation between GAAP and Non-GAAP projected operating income growth:
For the year ending December 31, 2026
Operating income per guidance (midpoint)	$76,800

Projected operating income		$76,800
For the year ended December 31, 2025
Operating income as reported	$67,912
Impact of employee retention credit	(3,380)

Adjusted operating income		$64,532

Adjusted projected operating income increase for the year ending December 31, 2026		$12,268	19%

Reconciliation between GAAP and Non-GAAP earnings per share growth:
For the three months ending September 30, 2026
Earnings per share per guidance (midpoint)	$0.69

Projected earnings per share		$0.69
For the three months ended September 30, 2025
Earnings per share as reported	$0.75
Impact of employee retention credit	(0.13)

Adjusted earnings per share		$0.62

Adjusted projected earnings per share increase for the three months ending September 30, 2026		$0.07	11%

Reconciliation between GAAP and Non-GAAP earnings per share growth:
For the year ending December 31, 2026
Earnings per share per guidance (midpoint)	$2.89

Projected earnings per share		$2.89
For the year ended December 31, 2025
Earnings per share as reported	$2.52
Impact of employee retention credit	(0.14)

Adjusted earnings per share		$2.38

Adjusted projected earnings per share increase for the year ending December 31, 2026		$0.51	21%